Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended
	December 2009	December 2008	September 2009	June 2009	March 2009
Interest & Loan Fees Income	$88,181	$103,186	$90,427	$92,532	$94,705
Tax equivalent adjustment	2,632	3,180	2,701	2,902	2,964

Interest & Fees Income (FTE)	90,813	106,366	93,128	95,434	97,669
Interest Expense	27,159	39,961	29,104	30,323	33,788

Net Interest Income (FTE)	63,654	66,405	64,024	65,111	63,881

Credit Loss Provision	6,719	12,207	8,067	23,251	8,028

Non-Interest Income:
Fees from trust & brokerage services	2,823	3,568	3,142	3,506	3,594
Fees from deposit services	10,165	9,853	10,566	10,255	9,303
Bankcard fees and merchant discounts	1,070	980	1,104	1,058	923
Other charges, commissions, and fees	459	405	470	526	451
Income (loss) from bank owned life insurance	1,127	150	1,051	1,340	(102)
Mortgage banking income	132	43	172	167	137
Other non-interest revenue	1,032	5,341	896	2,293	1,015
Net other-than-temporary impairment losses	(2,828)	(1,179)	(10,960)	(1,137)	(95)
Net gains (losses) on sales/calls of investment securities	227	19	82	(158)	164

Total Non-Interest Income	14,207	19,180	6,523	17,850	15,390

Non-Interest Expense:
Employee compensation	14,468	15,217	14,735	14,751	14,947
Employee benefits	4,751	3,075	4,818	4,734	4,889
Net occupancy	4,188	4,248	4,124	4,154	4,552
Other expenses	15,846	21,831	15,799	16,244	14,902
Amortization of intangibles	577	747	618	662	704
OREO expense	1,805	928	1,576	869	1,237
FDIC expense	2,306	554	2,004	4,284	583

Total Non-Interest Expense	43,941	46,600	43,674	45,698	41,814

Income Before Income Taxes (FTE)	27,201	26,778	18,806	14,012	29,429

Tax equivalent adjustment	2,632	3,180	2,701	2,902	2,964

Income Before Income Taxes	24,569	23,598	16,105	11,110	26,465

Income taxes	7,125	7,079	4,040	2,954	(3,168)

Net Income	$17,444	$16,519	$12,065	$8,156	$29,633

MEMO: Effective Tax Rate	29.00%	30.00%	25.09%	26.59%	(11.97)%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Year Ended
	December 2009	December 2008	December 2007	December 2006
Interest & Loan Fees Income	$365,845	$429,911	$438,729	$400,683
Tax equivalent adjustment	11,199	14,229	16,472	15,452

Interest & Fees Income (FTE)	377,044	444,140	455,201	416,135
Interest Expense	120,374	177,119	213,310	181,090

Net Interest Income (FTE)	256,670	267,021	241,891	235,045

Credit Loss Provision	46,065	25,155	5,330	1,437

Non-Interest Income:
Fees from trust & brokerage services	13,065	16,582	15,414	12,948
Fees from deposit services	40,289	39,189	33,835	29,077
Bankcard fees and merchant discounts	4,155	5,815	6,063	5,351
Other charges, commissions, and fees	1,906	1,932	1,704	1,549
Income (loss) from bank owned life insurance	3,416	4,093	5,389	4,422
Mortgage banking income	608	385	527	855
Loss on termination of interest rate swaps associated with prepayment of FHLB advances	—	—	(8,113)	(4,599)
Other non-interest revenue	5,236	8,725	2,998	2,606
Net other-than-temporary impairment losses	(15,020)	(10,489)	(577)	(68)
Net gains (losses) on sales/calls of investment securities	315	1,071	509	(3,108)

Total Non-Interest Income	53,970	67,303	57,749	49,033

Non-Interest Expense:
Employee compensation	58,901	61,347	53,294	49,562
Employee benefits	19,192	13,680	11,945	13,582
Net occupancy	17,018	16,682	14,421	12,547
Other expenses	62,791	72,239	58,548	50,273
Prepayment penalties on FHLB advances	—	—	5,117	8,261
Amortization of intangibles	2,561	3,494	2,868	1,886
OREO expense	5,487	2,484	1,167	482
FDIC expense	9,177	1,147	569	580

Total Non-Interest Expense	175,127	171,073	147,929	137,173

Income Before Income Taxes (FTE)	89,448	138,096	146,381	145,468

Tax equivalent adjustment	11,199	14,229	16,472	15,452

Income Before Income Taxes	78,249	123,867	129,909	130,016

Income taxes	10,951	36,913	39,235	40,767

Net Income	$67,298	$86,954	$90,674	$89,249

MEMO: Effective Tax Rate	14.00%	29.80%	30.20%	31.36%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	December 31 2009 Q-T-D Average	December 31 2008 Q-T-D Average	December 31 2009	December 31 2008	December 31 2007

Cash & Cash Equivalents	$492,304	$199,752	$449,767	$213,534	$230,651

Securities Available for Sale	902,873	1,151,121	811,777	1,097,043	1,156,561
Securities Held to Maturity	81,777	124,427	77,421	116,407	157,228
Other Investment Securities	77,723	76,453	77,722	78,372	80,975

Total Securities	1,062,373	1,352,001	966,920	1,291,822	1,394,764

Total Cash and Securities	1,554,677	1,551,753	1,416,687	1,505,356	1,625,415

Loans Held for Sale	5,015	933	5,284	868	1,270

Commercial Loans	3,806,711	3,855,156	3,801,254	3,916,768	3,648,999
Mortgage Loans	1,624,467	1,753,300	1,606,560	1,754,100	1,772,441
Consumer Loans	344,149	352,661	332,964	349,690	379,121

Gross Loans	5,775,327	5,961,117	5,740,778	6,020,558	5,800,561

Unearned Income	(4,204)	(6,604)	(3,969)	(6,403)	(7,077)

Loans, Net of Unearned Income	5,771,123	5,954,513	5,736,809	6,014,155	5,793,484

Allowance for Loan Losses	(67,988)	(57,416)	(67,853)	(61,494)	(50,456)

Goodwill	312,139	312,370	312,069	312,263	312,111
Other Intangibles	5,127	7,795	4,823	7,384	10,878

Total Intangibles	317,266	320,165	316,892	319,647	322,989

Real Estate Owned	41,491	13,777	40,058	19,817	6,365
Other Assets	304,870	291,511	357,224	303,742	295,672

Total Assets	$7,926,454	$8,075,236	$7,805,101	$8,102,091	$7,994,739

MEMO: Earning Assets	$7,136,412	$7,289,879	$6,956,322	$7,267,990	$7,167,127

Interest-bearing Deposits	$4,896,135	$4,722,244	$4,862,943	$4,741,855	$4,436,323
Noninterest-bearing Deposits	1,080,107	893,494	1,108,157	906,099	913,427

Total Deposits	5,976,242	5,615,738	5,971,100	5,647,954	5,349,750

Short-term Borrowings	310,591	763,681	222,944	778,320	1,036,063
Long-term Borrowings	807,468	853,597	771,935	852,685	774,162

Total Borrowings	1,118,059	1,617,278	994,879	1,631,005	1,810,225

Other Liabilities	55,935	57,107	77,572	86,420	73,565

Total Liabilities	7,150,236	7,290,123	7,043,551	7,365,379	7,233,540

Preferred Equity	—	—	—	—	—
Common Equity	776,218	785,113	761,550	736,712	761,199

Total Shareholders’ Equity	776,218	785,113	761,550	736,712	761,199

Total Liabilities & Equity	$7,926,454	$8,075,236	$7,805,101	$8,102,091	$7,994,739

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended
Quarterly Share Data:	December 2009	December 2008	September 2009	June 2009	March 2009

Earnings Per Share:
Basic	$0.40	$0.38	$0.28	$0.19	$0.68
Diluted	$0.40	$0.38	$0.28	$0.19	$0.68

Common Dividend Declared Per Share	$0.30	$0.29	$0.29	$0.29	$0.29

High Common Stock Price	$20.81	$35.00	$23.56	$27.75	$33.64
Low Common Stock Price	$16.39	$21.05	$16.68	$16.81	$13.15

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,426,784	43,358,278	43,410,532	43,396,901	43,407,224
Diluted	43,460,382	43,546,679	43,455,723	43,463,108	43,465,298

Memorandum Items:

Tax Applicable to Security Sales/Calls	$79	$7	$29	$(55)	$57

Common Dividends	$13,044	$12,589	$12,600	$12,599	$12,594

		Year Ended
YTD Share Data:		December 2009	December 2008	December 2007	December 2006

Earnings Per Share:
Basic		$1.55	$2.01	$2.16	$2.15
Diluted		$1.55	$2.00	$2.15	$2.13

Common Dividend Declared Per Share		$1.17	$1.16	$1.13	$1.09

Average Shares Outstanding (Net of Treasury Stock):
Basic		43,410,431	43,286,894	41,901,422	41,532,121
Diluted		43,456,889	43,434,083	42,222,899	41,942,889

Memorandum Items:

Tax Applicable to Security Sales/Calls		$110	$375	$178	$(1,088)

Common Dividends		$50,837	$50,231	$47,446	$45,219

EOP Employees (full-time equivalent)		1,477	1,531	1,537	1,367

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended
EOP Share Data:	December 2009	December 2008	September 2009	June 2009	March 2009

Book Value Per Share	$17.53	$16.97	$17.78	$17.42	$17.44
Tangible Book Value Per Share	$10.24	$9.61	$10.47	$10.09	$10.10

52-week High Common Stock Price	$33.64	$42.00	$35.00	$42.00	$42.00
Date	01/02/09	09/19/08	10/02/08	09/19/08	09/19/08
52-week Low Common Stock Price	$13.15	$18.52	$13.15	$13.15	$13.15
Date	03/06/09	07/15/08	03/06/09	03/06/09	03/06/09

EOP Shares Outstanding (Net of Treasury Stock):	43,437,738	43,403,891	43,406,545	43,412,424	43,397,108

	Three Months Ended
	December 2009	December 2008	September 2009	June 2009	March 2009

Selected Yields and Net Interest Margin:
Loans	5.43%	5.97%	5.45%	5.44%	5.50%
Investment Securities	4.76%	5.30%	5.08%	5.24%	5.34%
Money Market Investments/FFS	0.22%	0.83%	0.13%	0.11%	0.45%
Average Earning Assets Yield	5.06%	5.82%	5.26%	5.38%	5.45%
Interest-bearing Deposits	1.50%	2.46%	1.64%	1.79%	2.08%
Short-term Borrowings	0.06%	0.54%	0.05%	0.16%	0.22%
Long-term Borrowings	4.25%	4.54%	4.29%	4.29%	4.15%
Average Liability Costs	1.79%	2.51%	1.93%	2.01%	2.19%
Net Interest Spread	3.27%	3.31%	3.33%	3.37%	3.26%
Net Interest Margin	3.55%	3.63%	3.63%	3.67%	3.56%

Selected Financial Ratios:

Return on Average Common Equity	8.92%	8.37%	6.25%	4.27%	16.25%
Return on Average Assets	0.87%	0.81%	0.61%	0.41%	1.50%
Efficiency Ratio	51.65%	51.79%	50.94%	52.42%	50.34%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Year Ended
December 2009	December 2008	December 2007	December 2006
Selected Yields and Net Interest Margin:
Loans	5.46%	6.34%	7.44%	7.20%
Investment Securities	5.08%	5.46%	5.70%	5.67%
Money Market Investments/FFS	0.18%	1.94%	5.14%	4.35%
Average Earning Assets Yield	5.27%	6.15%	7.07%	6.84%
Interest-bearing Deposits	1.75%	2.71%	3.54%	3.10%
Short-term Borrowings	0.14%	1.69%	4.31%	4.04%
Long-term Borrowings	4.24%	4.49%	5.61%	6.38%
Average Liability Costs	1.98%	2.81%	3.88%	3.57%
Net Interest Spread	3.29%	3.34%	3.19%	3.27%
Net Interest Margin	3.59%	3.70%	3.76%	3.86%

Selected Financial Ratios:
Return on Average Common Equity	8.81%	11.12%	12.99%	13.90%
Return on Average Assets	0.85%	1.09%	1.28%	1.34%
Loan / Deposit Ratio	96.08%	106.48%	108.29%	99.56%
Allowance for Loan Losses/ Loans, Net of Unearned Income	1.18%	1.02%	0.87%	0.91%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.22%	1.06%	1.01%	1.09%
Nonaccrual Loans / Loans, Net of Unearned Income	0.89%	0.70%	0.24%	0.12%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.35%	0.20%	0.25%	0.18%
Non-performing Loans/ Loans, Net of Unearned Income	1.26%	0.90%	0.49%	0.30%
Non-performing Assets/ Total Assets	1.44%	0.91%	0.43%	0.27%
Primary Capital Ratio	10.56%	9.80%	10.18%	10.14%
Shareholders’ Equity Ratio	9.76%	9.09%	9.52%	9.44%
Price / Book Ratio	1.14	x	1.96	x	1.59	x	2.50	x
Price / Earnings Ratio	12.90	x	16.59	x	13.05	x	18.16	x
Efficiency Ratio	51.35%	48.03%	48.01%	46.93%

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Asset Quality Data:	December 2009	December 2008	September 2009	June 2009	March 2009

EOP Non-Accrual Loans	$50,856	$42,317	$47,933	$42,825	$40,248
EOP 90-Day Past Due Loans	20,314	11,881	23,854	16,532	19,214
EOP Restructured Loans	1,087	—	1,091	1,095	1,134

Total EOP Non-performing Loans	$72,257	$54,198	$72,878	$60,452	$60,596

EOP Other Real Estate & Assets Owned	40,058	19,817	44,758	42,223	31,768

Total EOP Non-performing Assets	$112,315	$74,015	$117,636	$102,675	$92,364

	Three Months Ended		Year Ended
Allowance for Credit Losses:(1)	December 2009	December 2008	December 2009	December 2008	December 2007
Beginning Balance	$69,738	$59,388	$63,603	$58,744	$52,371
Allowance of Purchased Companies	—	—	—	—	7,648
Provision Expense	6,719	12,207	46,065	25,155	5,330

	76,457	71,595	109,668	83,899	65,349
Gross Charge-offs	(6,709)	(8,152)	(41,077)	(21,198)	(7,738)
Recoveries	262	160	1,419	902	1,133

Net Charge-offs	(6,447)	(7,992)	(39,658)	(20,296)	(6,605)

Ending Balance	$70,010	$63,603	$70,010	$63,603	$58,744

Note: (1) Includes allowances for loan losses and lending-related commitments.